NET GAIN ON SECURITIES (Tables)	12 Months Ended
Dec. 31, 2018
Gains (losses) on disposals of investments [abstract]
Disclosure Of Financial Assets Held For Trading [Table Text Block]
This item consists of the following:

	2018	2017	2016
	S/(000)	S/(000)	S/(000)

Net gain on the purchase and sale of securities	153,034	672,200	293,579
Net gain in associates (*)	72,254	49,268	41,444
Net gain on financial assets at fair value through profit or loss	15,552	40,314	20,117
Credit loss on investments at fair value through other comprehensive income	1,909	–	–
Credit loss on investments available-for-sale	–	(766)	(14,459)
Others	80	(244)	(751)
Total	242,829	760,772	339,930

(*) It mainly includes the profit of its associated Entidad Prestadora de Salud for approximately S/50.4 million during the year 2018 (S/37.2 million in 2017).